                                                                    EXHIBIT 22.1

                          SUBSIDIARIES OF THE COMPANY

                                                                                         STATE OR JURISDICTION
ENTITY                                                                                     OF INCORPORATION
------                                                                                   ---------------------

Warnaco Inc...........................................................................   Delaware
184 Benton Street Inc.................................................................   Delaware
C.F. Hathaway Company.................................................................   Delaware
Juarmex, S.A. de C.V..................................................................   Mexico
Linda Vista de Tlaxcala, S.A. de C.V..................................................   Mexico
Olga de Villanueva, S.A...............................................................   Honduras
Olguita de Mexico, S.A................................................................   Mexicali B.C., Mexico
Warmana Limited.......................................................................   Delaware
Warnaco of Canada Limited.............................................................   Canada
Warnaco Limited.......................................................................   England
Warnaco Sourcing Inc..................................................................   Delaware
Warner's Aiglon, S.A..................................................................   France
Warner's Company (Belgium) S.A........................................................   Belgium
Warner's de Costa Rica Inc............................................................   Delaware
Warner's de Honduras, S.A.............................................................   Honduras
Warner's de Mexico, S.A. de C.V.......................................................   Mexico
Warner's (Eire) Teoranta..............................................................   Ireland
Warner's Lenceria Femenina, S.A.......................................................   Spain
Warner's (United Kingdom) Limited.....................................................   Northern Ireland
Warnaco (Hong Kong) Ltd...............................................................   Barbados